UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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SUPERTEX, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 19, 2005

To the Shareholders of Supertex, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Supertex, Inc., a California corporation (the "Company"), will be held on Friday, August 19, 2005 at 10:00 a.m., local time, at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	Election of Directors. To elect directors to serve for the ensuing year and until their successors are elected.

2.	Ratification and Approval of the Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for fiscal year 2006.

3.	Other Business. To transact such other business as may properly come before the meeting or any adjournment thereof.

The names and biographies of the nominees for directors are set forth in the enclosed Proxy Statement.

Only shareholders of record at the close of business on June 24, 2005 are entitled to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy. Please note, however, that if your shares are held on record by a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain from the record holder a proxy in your name.

                 By Order of the Board of Directors

                                Henry C. Pao
                  President & CEO
Sunnyvale, California
July 19, 2005

PROXY STATEMENT

SOLICITATION OF PROXY, REVOCABILITY AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors (the “Board” or “Board of Directors”) of Supertex, Inc., a California corporation (the "Company"), for use at the 2005 Annual Meeting of Shareholders to be held on August 19, 2005 at 10:00 a.m., local time (the “Annual Meeting”), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089. The Company's telephone number at that address is (408) 222-8888.

The Company is mailing this proxy statement and an accompanying proxy card on or about July 19, 2005 to all shareholders entitled to vote at the Annual Meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to the Secretary of the Company at the Company’s principal executive offices, 1235 Bordeaux Drive, Sunnyvale, California 94089 a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation
The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material that may be furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The Company may retain the services of an outside proxy solicitation firm at an estimated cost of approximately $10,000 to $15,000. The solicitation of proxies may also be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation for such solicitation. This proxy and the accompanying form of proxy are being mailed to shareholders on or about July 19, 2005.

Voting

Only shareholders of record at the close of business on June 24, 2005 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, 13,061,768 shares of the Company's Common Stock, no par value, were issued and outstanding. Therefore, the presence at the Annual Meeting, either in person or by proxy, of a majority or 6,530,884 shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for a greater number of candidates than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. The director candidates who receive the most votes will be elected to fill the seats on the Board. Approval of all of the proposals requires the favorable vote of a majority of the votes “represented and voting” at the Annual Meeting (the “Votes Cast”). An automated system administered by the Company's transfer agent, Registrar and Transfer Company, tabulates the votes.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that, in the absence of contrary controlling authority, abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. A broker “Non-Vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has received no instruction from the beneficial owner.

Accordingly, in general abstentions and broker “non-votes” will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast. However, the number of shares voting in favor of any matter must constitute at least a majority of the required quorum for the Annual Meeting.

Deadline for Receipt of Shareholder Proposals

Proposals of security holders of the Company which are intended to be presented by such shareholders at the Company's 2006 Annual Meeting must be received by the Company no later than March 20, 2006 in order to be considered by the Company’s management to be included in the proxy statement and form of proxy relating to that meeting. The proposal must be mailed to the Corporate Secretary of the Company at our principal offices, 1235 Bordeaux Drive, Sunnyvale, California 94089. Such proposals may be in next year’s proxy statement if they comply with the certain rules and regulations promulgated by the Securities and Exchange Commission.

A shareholder proposal not included in the Company’s proxy statement for the 2006 Annual Meeting will be ineligible for presentation at the meeting unless the shareholder gives timely notice of the proposal in writing to the Secretary of the Company at our principal offices. To be timely, the Company must have received the shareholder’s notice no later than June 5, 2006.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

The nominees for the upcoming election of directors include three independent directors, as defined in the listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”), and two members of the Company’s senior management. Each director serves a one-year term, as described below, with all directors subject to annual election.

The Board of Directors, based on the recommendation of the Audit and Corporate Governance Committee, has nominated the persons listed on the following page to serve as directors for the term beginning at the Annual Meeting of Shareholders on August 19, 2005. Unless proxy cards are otherwise instructed, the person named as proxy will vote all proxies received FOR the election of each nominee in this section.

If any director nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the person named as proxy may vote either (1) for a substitute nominee designated by the present Board to fill the vacancy, or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until such person's successor has been elected and qualified. The names and biographical information for each nominee are set forth as follows (ages are as of March 31, 2005):

Name of Nominee	Age	Principal Occupation	Director Since
Henry C. Pao (2)	67	President/Principal Executive and Financial Officer of the Company	1976
Richard E. Siegel	59	Executive Vice President of the Company	1988
W. Mark Loveless (1) (2) (3)	53	Partner, Burr, Pilger and Mayer	2000
Elliott Schlam (1) (3)	64	President, Elliott Schlam Associates	2000
Milton Feng (1) (2) (3)	55	Chair Professor of Electrical and Computer Engineering, Research Professor of Microelectronics and Nanotechnology Laboratory, Research Professor of Coordinate Science Laboratory, University of Illinois, Champaign-Urbana	2001
___________________________________________________________________
(1)	Member of the Board’s Audit and Corporate Governance Committee.
(2)	Member of the Board’s Compensation Committee.
(3)	Member of the Board’s Executive Compensation Committee.

There is no family relationship between any director, nominee or executive officer of the Company.

Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a Director since the Company's formation in 1976. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand, and IBM. He received B.S., M.S., and Ph.D. degrees in Electrical Engineering from the University of Illinois at Champaign-Urbana.

Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior Vice President in February 1988, and has served as Executive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor, Ford Instrument, and Grumman Aircraft Corporation. Mr. Siegel is also a member of the Board of Directors for All American Semiconductor (Nasdaq: SEMI). All American Semiconductor, headquartered in Florida, is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Mr. Siegel received a B.S. degree in Mechanical Engineering from the City College of New York, augmented with Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

W. Mark Loveless has been a partner of Burr, Pilger & Mayer, an accounting and consulting firm headquartered in San Francisco, CA, since May 2002. From March 2001 to May 2002, Mr. Loveless was an independent financial consultant. From November 1999 to March 2001, Mr. Loveless served as the Chief Financial Officer of NPoint Inc., an embedded software company located in Los Gatos, CA. Prior to joining NPoint, Inc. in November 1999, Mr. Loveless had been with PricewaterhouseCoopers LLP, since 1978. Mr. Loveless was a Business Assurance Partner from 1990 to 1999 with PricewaterhouseCoopers LLP, in San Jose, CA in their Technology Sector where he spent considerable time working with mergers and acquisitions, public offerings, and accounting systems and controls. Mr. Loveless is a Certified Public Accountant and holds a B.S. degree in Business Administration and an MBA degree in Finance.

Elliott Schlam is an internationally recognized authority on the flat panel display industry, and has been President of Elliott Schlam Associates since 1989. His consulting practice includes technology development, management and market strategies, R&D and equity fund raising and securities analysis. He has consulted for numerous successful Fortune 100 and start-up companies and was previously VP of Sales and Marketing for a flat panel display company as well as director of display R&D, manufacturing methods and technology insertion for the U.S. Army. Dr. Schlam is a Fellow of the Society for Information Display.

Milton Feng is a leading authority in III-V compound semiconductor and opto-electronic devices. He is currently the Dr. Nick Holonyak Jr. Endowed Chair Professor of Electrical and Computer Engineering and the research professor of Microelectronics and Nanotechnology Laboratory as well as of Coordinate Science Laboratory at the University of Illinois, Champaign-Urbana, where he has been a professor since 1991. He is a Fellow of IEEE and received the prestigious IEEE David Sarnoff Award in 1997. He was also awarded the Dr. Pan Wen Yuan Award in 2000. He has published 150 journal papers, 156 conference papers, and holder of 10 patents in microelectronics and opto-electronics area. He received a Ph.D. in Electrical Engineering from the University of Illinois. Dr. Feng worked as a Section Head at the Torrance Research Center, Hughes Aircraft, and as a Director at the Ford Microelectronics in Colorado Springs before returning to the University of Illinois as a faculty member.

Vote Required and Board of Director’s Recommendation

The five (5) nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

The Board of Directors recommends that the shareholders vote “FOR” the nominees listed above.

BOARD OF DIRECTORS AND COMMITTEES

Corporate Governance
We are committed to the principles of sound corporate governance. Our Board of Directors has adopted corporate governance guidelines to assist it in fulfilling its responsibilities to shareholders and to our employees, customers, suppliers, and local communities in which we operate. Our corporate governance guidelines together with our current committee charters are available free of charge, in the “Corporate Governance” section of our website at www.supertex.com. Written requests should be directed in writing to Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, CA 94089, Attention: Investors Relations.

Our policies and procedures reflect corporate governance initiatives that are in compliance with the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the listing requirements of the Nasdaq, including:

•	The board of directors has adopted clear corporate governance policies;

•	Three of our five board members are independent of us and our management;

•	The independent directors meet regularly without the presence of management;

•	All members of the audit and corporate governance committee and the executive compensation committee are independent directors;

•	The board of directors has elected W. Mark Loveless as lead director to preside over the executive sessions of the independent directors.

•	The charters of the board committees clearly establish their respective roles and responsibilities;

•
We have a hotline available to all employees, and our audit and corporate governance committee has procedures in place for the anonymous submission of any employee complaint, including those relating to accounting, internal controls, or auditing matters; and

•
We have a Code of Business Conduct and Ethics that applies to the Board of Directors and all of our employees, agents and contractors, including the Chief Executive Officer and Chief Financial Officer and Controller. This code is available, free of charge, in the “Corporate Governance” section of our website at www.supertex.com or written requests should be directed to Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, CA 94089, Attention: Investors Relations.

Board Responsibilities and Structure

The primary responsibility of the Board is to provide effective governance over the Company’s affairs for the benefit of the Company’s shareholders, employees, customers and suppliers, and local communities. The Board’s responsibilities include but are not limited to (a) evaluating the overall performance of Supertex and its business; (b) reviewing strategic plans, approving capital spending, and budgets; (c) monitoring risks such as litigation and competitive threats, and evaluating management’s plans for dealing with such risks; (d) evaluating the performance of the Chief Executive Officer; (e) establishing compensation policies for the Chief Executive Officer and other executive officers; (f) reviewing succession plans and development programs for members of management; (g) reviewing corporate policies regarding legal and ethical conduct; and (h) evaluating itself in terms of size, independence, and overall effectiveness.

It is the policy of the board of directors that a majority of the directors be independent. Currently, three of our five directors meet the standards of independence as defined by current Nasdaq listing standards and SEC rules. The Board has determined that Directors W. Mark Loveless, Elliott Schlam and Milton Feng are independent. Directors Henry C. Pao and Richard E. Siegel are employed by the Company and thus do not meet the independence standards.

The Board has an Audit and Corporate Governance Committee, an Executive Compensation Committee, and a Compensation Committee, and the Board has adopted a written charter for each of these committees. The Board has no nominating committee, however the Board has delegated to the Audit and Corporate Governance Committee the functions of a nominating committee.

Board Meetings

The Board of Directors of the Company held a total of two formal Board meetings during the fiscal year ended April 2, 2005. All directors attended all the meetings of the Board and of the committees on which such directors serve. Although the Company does not have a formal policy, we expect each of our directors to attend the annual meeting every year. All of our directors attended last year’s annual meeting.

Committee Membership

Below is a summary of our committee structure and membership information.

Directors	Audit and Corporate Governance Committee	Executive Compensation Committee	Compensation Committee
Henry C. Pao	--	--	Chair
Richard E. Siegel	--	--	--
W. Mark Loveless	Chair and Financial Expert	Chair	Member
Elliott Schlam	Member	Member	--
Milton Feng	Member	Member	Member

Audit and Corporate Governance Committee

The current members of the Audit and Corporate Governance Committee are W. Mark Loveless, Elliott Schlam, and Milton Feng, each of whom is (1) “independent” as that term is defined in Section 10A of the Exchange Act; (2) “independent” as defined by current Nasdaq listing requirements; and (3) financially literate and has the requisite financial sophistication as required by the Nasdaq rules applicable to issuers listed on the Nasdaq National Market. In addition, the board of directors has determined that W. Mark Loveless meets the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations. In fiscal year 2005, the Audit and Corporate Governance Committee held five meetings. All members of the Audit and Corporate Governance Committee attended all five meetings.

On behalf of the Board of Directors, the Audit and Corporate Governance Committee (1) retains the Company’s independent accountants, (2) reviews the arrangements for and scope of the audit by the Company’s independent accountants and reviews their independence, and (3) generally oversees the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit and Corporate Governance Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit and Corporate Governance Committee is also chartered to oversee the corporate governance compliance and director nominations. Specifically, they are (1) to identify individuals qualified to become Board members and to nominate directors for election; (2) to lead the Board in its annual review of the Board's performance; (3) to recommend to the Board director nominees for each committee; and (4) to review and make recommendations to the Board concerning corporate governance matters.

Executive Compensation Committee

The current members of the Executive Compensation Committee are W. Mark Loveless, Elliott Schlam, and Milton Feng, each of whom are “independent” as defined by current Nasdaq listing standards and SEC rules. No meetings of the Executive Compensation Committee were held during fiscal year 2005, however the committee acted on two resolutions by unanimous written consent.

The purpose of the Executive Compensation Committee shall be to evaluate and approve the compensation of the CEO and other executive officers and to provide oversight of the Company’s compensation policies, plans and benefits programs, including the granting of stock options to all employee directors and executive officers. The Executive Compensation Committee also acts as the Administrator of the Company’s Supplemental Executive Retirement Plan and the Employee Stock Purchase Plan.

Compensation Committee

The current members of the Compensation Committee are Henry C. Pao, Mark Loveless, and Milton Feng. No meetings of this committee were held in fiscal year 2005, but the committee acted on four resolutions by unanimous written consent.

The purpose of the Compensation Committee is evaluate and make recommendations to the Board of Directors with respect to all cash-based compensation and all stock compensation of employees and consultants, other than employee directors and executive officers. The Compensation Committee also serves as the Stock Option Committee under the Company’s Stock Option Plan for granting of options to all employee and consultants, other than employee directors and executive officers.

Compensation Committee Interlocks and Insider Participation

Messrs. Loveless, Schlam and Feng serve as members the Executive Compensation Committee. No interlocking relationship exists between the Board of Directors or Executive Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Director Compensation

The Company currently pays cash compensation to its outside Directors for serving on the Board in an amount of $1,000 for each Board meeting attended. The Chairman of the Audit and Corporate Governance Committee receives an additional $1,000 for each Audit and Corporate Governance Committee meeting, while the Audit and Corporate Governance Committee members receive $500 for each meeting. The Company also reimburses all outside Directors for travel and other necessary out-of-pocket expenses incurred in the performance of their services as directors. In addition, the Company pays its outside directors an annual retainer of $10,000 for the “Audit Committee Financial Expert” and $5,000 for the other outside directors.

Nomination of Directors

The Audit and Corporate Governance Committee nominates candidates for election to the Board based on an evaluation of the candidate’s decision-making ability, business experience and expertise, technological background, personal integrity, reputation, ability and willingness of the candidate to devote the necessary time to board service on an ongoing basis, and independence as defined by Nasdaq listing standards. The Audit and Corporate Governance Committee also reviews the activities and associations of potential candidates to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent the potential candidate from fulfilling the duties of a director. When the Audit and Corporate Governance Committee considers whether to nominate current members of the Board of Directors for reelection by the shareholders, it also considers each member’s contributions to the Board of Directors and the Company, the member’s knowledge of the Company and issues presented to the Board of Directors, and the member’s preparation for meetings and meeting attendance records.

The Audit and Corporate Governance Committee does not currently use the services of a third party consultant to assist in the identification or evaluation of potential director candidates. However, it may engage a third party to provide for such services in the future.

The Audit and Corporate Governance Committee will consider prospective nominees for election to the Board of Directors that are proposed by shareholders based on the same criteria it uses for all director candidates. Any shareholder who wants to recommend a prospective nominee for the Audit and Corporate Governance Committee’s consideration should submit the candidate’s name and qualifications to the Audit and Corporate Governance Committee Chairman via e-mail at audit@supertex.com, or by fax to (408) 222-4805. The deadline for shareholders to submit their recommendation for a prospective nominee should be received by the Audit and Corporate Governance Committee no later than March 20, 2006, the same deadline for the submission of proposals for the 2006 Annual Meeting.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Corporate Secretary, Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, California 94089. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Certain Relationship and Related Transactions

    The Company leased a portion of a building, consisting of approximately 5,600 sq. ft at 1225 Bordeaux Drive, Sunnyvale, California under an operating lease from Fortuna Realty Co, a corporation owned by a former Supertex Director, Yunni Pao, who also owns Push Inc., a company who beneficially owns more than 10% of the Company’s Common Stock, as more fully set forth in the following page under “Securities Ownership of Certain Beneficial Owners and Management.” The lease will expire on April 1, 2007, which coincides with our Sublease Agreement with Reaction Technology, our epitaxial deposition service provider at essentially the same cost. Previously we leased the entire building, consisting of approximately 20,000 sq.ft. The total rental expenses paid to Fortuna Realty Co. were $125,000, $125,000, and $130,000 in fiscal years 2005, 2004 and 2003, respectively. We believe that the lease with Fortuna Realty Co. was and is at prevailing market rates.

Mr. Richard Siegel, the Executive Vice President of the Company, is a member of the Board of Directors for All American Semiconductor. All American Semiconductor is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Sales to this distributor for fiscal years 2005, 2004, and 2003 were $2,183,000, $2,510,000, and $3,120,000, respectively. Supertex has no long-term distributorship agreement with All American Semiconductor, instead operating on the basis of purchase orders and sales order acknowledgements.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 24, 2005 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) by each of the Company's directors and nominees, (iii) by each of the Company's five most highly compensated executive officers, and (iv) by all directors and executive officers as a group. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, California 94089:

Directors, Officers and 5% Stockholders	Shares Beneficially Owned (1)
	Number of Shares	Percentage of Total

Kennedy Capital Management	1,355,644(2)	10.11%
10829 Olive Boulevard
Salt Lake City, UT 84111

Wasatch Advisors, Inc.	1,225,412(3)	9.14%
150 Social Hall Avenue
Salt Lake City, UT 84111

Push, Inc.	1,550,070(4)	11.56%
2 Oxford Road
Kowloon, Hong Kong

Henry C. Pao	957,109(5)	7.14%
Benedict C.K. Choy	258,981(6)	1.93%
Richard Siegel	70,339(7)	(12)
Michael Lee	44,465(8)	(12)
Dilip Kapur	6,000(9)	(12)
W. Mark Loveless	16,400(10)	(12)
Elliott Schlam	16,400(10)	(12)
Milton Feng	2,000(11)	(12)

All Directors and Executive Officers as a group (11 persons)	1,487,511(13)	11.10%

(1)
Except as indicated in the footnotes to this table, and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
Based on a filing dated February 8, 2005, pursuant to Section 13(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Company believes that Kennedy Capital Management, a registered investment advisor, has beneficial ownership of these shares.

(3)
Based on a filing dated February 14, 2005, pursuant to Section 13(g) of the Exchange Act, the Company believes that Wasatch Advisors, Inc, a registered investment advisor, has beneficial ownership of these shares.

(4)
Based on a filing dated May 27, 2004, pursuant to Section 13(d) of the Exchange Act, the Company believes that Push, Inc., a British Virgin Islands corporation owned 100% by Yunni Pao, has beneficial ownership of these shares. Yunni Pao is the father of, and disclaims beneficial ownership of the shares owned by, Henry C. Pao. Yunni Pao and Henry C. Pao have no arrangement to act in concert with respect to their shares.

(5)
Includes options to purchase 64,000 shares of Common Stock exercisable within 60 days of June 24, 2005. Henry C. Pao is the son of, and disclaims beneficial ownership of the shares held by, Yunni Pao. Yunni Pao and Henry C. Pao have no arrangement to act in concert with respect to their shares.

(6)	Includes options to purchase 60,000 shares of Common Stock exercisable within 60 days of June 24, 2005.

(7)	Includes options to purchase 59,800 shares of Common Stock exercisable within 60 days of June 24, 2005.

(8)	Includes options to purchase 34,000 shares of Common Stock exercisable within 60 days of June 24, 2005.

(9)	Includes options to purchase 6,000 shares of Common Stock exercisable within 60 days of June 24, 2005.

(10)	Includes options to purchase 16,400 shares of Common Stock exercisable within 60 days of June 24, 2005.

(11)	Includes options to purchase 2,000 shares of Common Stock exercisable within 60 days of June 24, 2005.

(12)	Indicates less than 1% in beneficial ownership.

(13)	Includes options held by the Company's executive officers and directors (11 persons) to purchase an aggregate 343,600 shares exercisable within 60 days of June 24, 2005.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file with the SEC and Nasdaq initial reports of ownership on Form 3 and changes in ownership on Form 4 or 5. Such officers, directors and 10% stockholders (“Reporting Persons”) are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file these reports on a timely basis.

Based solely on our review of the copies of such forms we have received, or written representations from certain Reporting Persons, we believe that, during fiscal year 2005, all Reporting Persons complied with all applicable filing requirements, except as described below:

William Ingram filed two late Form 4’s that reported five (5) transactions and Richard Siegel filed a late Form 4 that reported one (1) transaction.

Executive Officers of the Registrant

The names, ages and positions of the Company's executive officers as of June 24, 2005 are as follows:

Name	Position with the Company	Age	Officer Since
Henry C. Pao	President, Principal Executive and Financial Officer	67	1976
Richard E. Siegel	Executive Vice President	59	1982
Benedict C. K. Choy	Senior Vice President, Technology Development	59	1976
William P. Ingram	Vice President, Wafer Fab Operations	58	1999
Franklin Gonzalez	Vice President, Process Technology	54	1999
Michael Lee	Vice President, I.C. Design	51	1999
Dilip Kapur	Vice President, Standard Products	56	2000
William Petersen	Vice President, Worldwide Sales	52	2001

Officers are appointed by the Board of Directors and serve at the discretion of the Board. There is no family relationship between any directors or executive officers of the Company.

Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a Director since the Company's formation in 1976. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand and IBM. He received B.S., M.S., and Ph.D. degrees in Electrical Engineering from the University of Illinois at Champaign-Urbana.

Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior Vice President in February 1988, and has served as Executive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor, Ford Instrument and Grumman Aircraft Corporation. Mr. Siegel is also a member of the Board of Directors for All American Semiconductor (NASDAQ: SEMI). All American Semiconductor, headquartered in Florida, is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Mr. Siegel received a B.S. degree in Mechanical Engineering from City College of New York, augmented with Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

Benedict C. K. Choy, a founder of the Company, joined Supertex in 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President of Technology since February 1988. He also served as a Director from 1986 to August 20, 2004. Previously, he worked at Fairchild Semiconductor, National Semiconductor, and Raytheon. He received a B.S. degree in Electrical Engineering from the University of California, Berkeley.

William Ingram joined Supertex in 1995 as its Director of Wafer Fab Operations, and was promoted to Vice President, Wafer Fab Operations in 1999. Prior to joining Supertex, he was Vice President of Technology Development at Crosspoint Solutions, before which he held management positions at Fairchild and National Semiconductor. He began his career at National after receiving his B.S. degree in Electrical Engineering with honors from the North Carolina State University.

Franklin Gonzalez joined Supertex in November 1990 as a Process Development Manager. In 1994, he was promoted to Director of Process Technology, and in 1999 he was promoted to Vice President, Process Technology. Prior to joining Supertex, he held various R& D management positions spanning over seventeen years with such companies as ECI Semiconductor, Telmos and Harris Semiconductor where he began his career. He received a Ph.D. in Electrical Engineering from the University of Florida and a M.S. degree in Electrical Engineering from Stanford University.

Michael Lee re-joined Supertex in October 1993 as Director of I.C. Design, and was promoted to Vice President, I.C. Design in 1999. Before that, he had a combined total of fifteen years of industry experience in I.C. Design. Mr. Lee began his career at Supertex as a Design Engineer after receiving his M.S. degree in Electrical Engineering from the University of California Berkeley in 1978.

Dilip Kapur joined Supertex in March 1984 and has managed Marketing, Applications, Marketing Communications and Product Engineering Departments. In 2000 he was promoted to Vice President, Standard Products. He has previously held Application Engineering and Marketing positions at Computer Power Inc. and Advani Oerlikon Ltd. He has a B.S. degree in Electrical Engineering from MACT, Bhopal and a Diploma in International Trade from Indian Institute of Foreign Trade, New Delhi.

William Petersen first joined Supertex in 1984 as Sales Manager for the Central Region of the United States. From 1990 through 1994, he was the Company’s National Sales Manager, overseeing sales operations throughout the United States. Mr. Petersen re-joined Supertex in September 1999 as Director as Sales. He was promoted to Vice President of Worldwide Sales in April 2001. Prior to working at Supertex, he worked at Siemens as Central Area Manager from 1980-1984. Mr. Petersen attended the University of Iowa.

Compensation of Executive Officers

Summary of Officer Compensation

The following table shows compensation paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers for the three fiscal years ended April 2, 2005. None of the Company’s executive officers has employment or severance arrangements with the Company; all serve at the pleasure of the Board.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(5)	Security Underlying Options (No. of Shares)	All other Compensation (6)
Henry C. Pao (1)	2005	290,098	18,000	10,000	1,280
President, CEO, Director	2004	239,255	0	0	1,280
	2003	239,255	0	0	1,250

Richard Siegel(2)	2005	300,420	16,000	10,000	1,280
Executive Vice President	2004	292,982	0	0	1,280
	2003	292,982	0	0	1,250

Benedict C. K. Choy(3)	2005	248,028	14,000	10,000	1,280
Senior Vice President,	2004	204,559	0	0	1,280
Technology Development	2003	204,559	0	0	1,256

Michael Lee	2005	214,961	7,000	0	1,280
Vice President, I.C. Design	2004	189,200	0	10,000	1,280
	2003	189,200	0	0	1,250

Dilip Kapur(4)	2005	184,253	6,000	0	1,280
Vice President, Standard Products	2004	166,127	0	5,000	1,280
	2003	166,127	0	0	1,250

(1)
The executive’s salary includes $104,817, $83,739, and $65,335 of compensation deferred at the executive’s election in fiscal years 2005, 2004 and 2003, respectively, and his bonus in fiscal year 2005 includes $18,000 of bonus deferred at the executive’s election.

(2)
The executive’s salary includes $142,085, $125,081, and $117,193 of compensation deferred at the executive’s election in fiscal years 2005, 2004, and 2003, respectively, and his bonus in fiscal year 2005 includes $8,000 of bonus deferred at the executive’s election.

(3)
Includes $24,803 Of compensation deferred at the executive’s election in fiscal year 2005, and $20,456 in each of fiscal years 2004 and 2003, and his bonus in fiscal year 2005 includes $7,000 of bonus deferred at the executive’s election.

(4)
Includes $15,286, $19,041, and $23,769 of compensation deferred at the executive’s election in fiscal years 2005, 2004 and 2003, respectively, and his bonus in fiscal year 2005 includes $600 of bonus deferred at the executive’s election

(5)	The amounts shown in this column reflect payments under the Company's semi-annual profit-sharing plan under which all eligible employees participate.
(6)	The amounts disclosed in this column include:
(a)
Total Company contributions of $1,040 in fiscal year 2003 and 2004, and 2005 to the Supertex, Inc. Savings and Retirement Plan, a defined contribution 401(k) plan on behalf of each named executive officers.

(b)
Payment by the Company on behalf of each named officer for term life insurance premiums of $210, $240 and $240 for fiscal year 2003, 2004 and 2005, respectively, except for Benedict Choy who received $216 in fiscal year 2003. All full-time employees of the Company are covered by such term life insurance benefits.

Options Granted During Fiscal 2005

The following table shows, as to the named executive officers, information concerning options granted during fiscal year 2005 and the potential realizable value of those options, assuming 5% and 10% appreciation at the end of the option term.
OPTION GRANTS IN LAST FISCAL YEAR

Name	Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5% (4)	10% (4)
Henry C. Pao	10,000(5)	4.86%	$17.06	09/01/11	$69,451	$161,851
Richard Siegel	10,000(5)	4.86%	$17.06	09/01/11	$69,451	$161,851
Benedict C. K. Choy	10,000(5)	4.86%	$17.06	09/01/11	$69,451	$161,851
Michael Lee	—	—	—	—	—	—
Dilip Kapur	—	—	—	—	—	—

(1)
Options granted under the Company's 2001 Stock Option Plan typically have a 7-year term, vest over a 5-year period of employment and have an exercise price equals to the market value of the Company's Common Stock on the date of grant.

(2)	In fiscal year 2005, the Company granted options representing 205,600 shares to employees.
(3)	Amount reflecting gains on outstanding stock options are based on the price of $17.76 per share, which was the closing price of out common stock as reported on NASDAQ on Friday, April 1, 2005.
(4)
Potential realizable value is based on Black - Scholes Multiple Option model. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

(5)	Incentive Stock Option (ISO); vesting starts 4 years after original grant date over a 2-year period.

Option Exercises and Fiscal 2005 Year-End Values

The following table summarizes the information concerning stock option exercises during the last fiscal year for each named executive officer.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised		Value of Unexercised In-the-Money
Name	Shares Acquired on Exercise	Value Realized	Options at Fiscal Year-End Exercisable Unexercisable		Options at Fiscal Year-End(*) Exercisable Unexercisable

Henry C. Pao	0	0	62,000	54,000	$301,630	$285,180
Richard E. Siegel	2,000	16,000	47,200	51,800	213,556	273,674
Benedict C.K. Choy	7,000	70,700	44,000	51,000	202,760	269,490
Michael Lee	11,500	75,021	34,000	11,000	152,800	4,200
Dilip Kapur	5,500	43,116	6,000	8,000	8,145	10,245

(*) Amounts reflecting gains on outstanding stock options are based on the price of $17.76 per share, which was the closing price of our common stock on Friday, April 1, 2005.

Report of the Executive Compensation Committee
of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole of report, the following report shall not be deemed to be incorporated by reference into any such filings.

The Executive Compensation Committee of the Board of Directors is generally responsible for reviewing compensation and benefits, including stock options, of executive officers of the Company. All the members of the Board of Directors review the stock compensation of outside directors.

The Company applies a consistent philosophy of compensation for all employees, including its executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and shareholders.

Compensation Philosophy. The goals of the committee are to align executive compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for the chief executive officer and other executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

▪
 The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other companies of similar size and sales volume within the semiconductor industry, most of which are included in the Nasdaq Electronic Component Index.

▪
 The Company pays for relative sustained performance. Executives are rewarded based upon corporate performance, product line performance, and individual performance. Corporate performance and product line performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by measuring organization progress against set objectives.

▪
 The Company strives for fairness in the administration of compensation. The Company strives to achieve a balance with respect to compensation paid to the executives within the Company and in comparable companies. The Company also believes that the contributions of each member of the executive staff are vital to the success of the Company. As such, the Executive Compensation Committee's current policy is that the CEO's base compensation does not have any bearing on the base compensation of the other officers. Similarly, any employee may receive a base compensation higher than his/her supervisor due to the particular higher technical skills required in the subordinate position.

▪
 The Company believes that employees should understand the performance evaluation and compensation administration process. At the beginning of each focal review period in December, annual objectives for the Company are set for each officer. The CEO gives ongoing feedback on performance to each executive officer. After the end of each fiscal year, the committees evaluate the accomplishments of the key objectives, which affects decisions on merit increases and stock option grants.

Compensation Components. The Company's compensation program, which consists of cash and equity based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance shareholder value, motivate technological innovation and adequately reward its executive officers and other employees. These components are:

Cash-Based Compensation:

Salary. The Executive Compensation Committee sets base salary for the chief executive officer and executive officers by reviewing the compensation levels for competitive positions in the market. Based on comparative data, the chief executive and other executive officers were compensated within the low-to-middle salary range levels during fiscal 2005. The chief executive and executive officers of the Company largely met their individual goals and the Company's overall performance set for them in fiscal year 2005.
Profit-Sharing Bonus. The Company has a semiannual profit-sharing plan under which it distributes to all employees, including the chief executive officer and all other officers, ten percent of its operating profits before taxes and other adjustments. The Company believes that all employees share the responsibility of achieving profits. Accordingly, it awards a bonus to all employees based on a formula, which includes employment grade level, seniority with the Company, and employee performance including attendance. As of June 24, 2005, the Company has made twenty-seven semiannual profit-sharing distributions. There was one profit-sharing distribution in fiscal year 2005.

Equity-Based Compensation:

Stock Option Grants. Stock options provide additional incentives to the chief executive officer and all other officers, directors, and certain management and technical employees to work to maximize stockholder value. The options vest over a defined period to encourage such employees to continue in the employ of the Company. In line with its compensation philosophy, the Company grants stock options commensurate with the employee's potential contribution to the Company, measured by his qualifications and previous work performance. Stock options were granted to existing employees for performance and promotions, and as a part of the employment compensation package for new employees.

Chief Executive Officer Compensation

Mr. Henry C. Pao is the Company’s Chief Executive Officer. In accordance with the compensation philosophy stated above and the Company’s results, Mr. Henry C. Pao’s base salary during fiscal year 2005 was $290,098. His base salary is designed to be competitive with base salaries paid to other chief executive officers of corporations with similar size and sales volume within the semiconductor industry, most of which are included in the Nasdaq Electronic Component Index, although Mr. Henry C. Pao has the added responsibility of the Company’s Chief Financial Officer without extra compensation.

The Executive Compensation Committee establishes performance goals and objectives for the CEO each year and assesses his accomplishments of previously established objectives on a yearly basis. Company performance is a significant portion of each year’s objectives, with the remaining elements reflecting matters most important to the Company. This process is the basis for determining the amount of any bonus awarded to the CEO. Mr. Henry C. Pao received a bonus of $18,000 in fiscal year 2005.

As to the equity component of his compensation, the Executive Compensation Committee granted Mr. Henry C. Pao 10,000 options during fiscal 2005.

Respectfully submitted by the members of the Executive Compensation Committee

                                            W. Mark Loveless, Chairman
    Elliott Schlam, Member
    Milton Feng, Member

Report of the Audit and Corporate Governance Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit and Corporate Governance Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

The Audit and Corporate Governance Committee is comprised entirely of outside, independent directors. On behalf of the Board of Directors, the Audit and Corporate Governance Committee retains the Company’s independentregistered public accounting firm (“External Auditors”), reviews the arrangements for and scope of the audit by the Company’s External Auditors and reviews their independence, and generally oversees the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit and Corporate Governance Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The External Auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

During the fiscal year ended April 2, 2005, the Committee met five times, and discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, controller and PricewaterhouseCoopers LLP, our External Auditors, prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from PricewaterhouseCoopers LLP the written disclosures and the letter from the External Auditors required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit and Corporate Governance Committees," has discussed with the PricewaterhouseCoopers LLP their independence and has satisfied itself as to the auditors' independence. The Committee also discussed with management, and PricewaterhouseCoopers LLP the quality and adequacy of the Company's internal controls. The Committee reviewed with PricewaterhouseCoopers LLP their audit plans, audit scope and identification of audit risks.

The Committee discussed with PricewaterhouseCoopers LLP all matters required to be discussed as described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the External Auditors’ examination of the financial statements.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended April 2, 2005, with management and PricewaterhouseCoopers LLP. Based on this review and the above-mentioned discussions with management and PricewaterhouseCoopers LLP, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended April 2, 2005, for filing with the Securities and Exchange Commission.

Each of the members of the Audit and Corporate Governance Committee is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules.

        Respectfully submitted by the members of the Audit and Corporate Governance Committee

                                                                                      W. Mark Loveless
                                                                                                                   Elliott Schlam
                                                                                                                   Milton Feng

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit and Corporate Governance Committee has selected PricewaterhouseCoopers LLP, as independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending April 1, 2006. PricewaterhouseCoopers LLP, was the Company's independent registered public accounting firm for the fiscal year ended April 2, 2005. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Accountants Fees. The Audit and Corporate Governance Committee pre-approves and reviews audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm, including fees charged by PricewaterhouseCoopers LLP for such services. The Audit and Corporate Governance Committee approved the provision of all of the services described below and determined that such provision is compatible with maintaining the independence of PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for fiscal years 2005 and 2004:

Description of Services	2005	2004
Audit fees (1)	$ 620,688	$ 224,079
Audit-Related Fees	--	--
Tax Fees (2)
Tax Compliance	47,353	57,833
Tax Advice and Planning	0	4,600
All Other fees (3)	1,145	10,500
Total	$ 669,186	$ 297,012

(1)
Audit Fees represents the aggregate fees billed or to be billed for professional services rendered for the audit of our annual financial statements, the review of the financial statements included in our quarterly reports during such period, and assistance and review of documents provided in connection with statutory or regulatory filings, and Section 404 attestation.

(2)	Tax Fees represents the aggregate fees billed or to be billed for professional services rendered for tax return compliance.

(3)
All Other Fees represents the aggregate fees billed or to be billed for consulting services related to stock option grants to employees in the United Kingdom. For 2004, this represents the aggregate fees billed for subscription to PricewaterhouseCoopers LLP’s Global Best Practice database.

Pre-Approval Policies and Procedures. It is the Company’s policy that all non-audit services to be performed by the Company’s independent registered public accounting firm be approved in advance by the Audit and Corporate Governance Committee. The Company’s policy on auditor independence requires that, prior to engaging the independent registered public accounting firm in any non-audit related activity other than that specifically authorized by the Company’s policy on auditor independence, Company management report to the Audit and Corporate Governance Committee the nature of the proposed activity, including the reasons why (i) it is necessary or beneficial to the Company to use the independent registered public accounting firm to engage in such activity, and (ii) the steps being taken to ensure that the engagement of the independent registered public accounting firm in such activity will not, among other things, violate applicable laws or regulations of the United States and applicable states, or the rules and regulations of the Nasdaq Stock Market, on which the Company’s securities are listed. In order for the Company to engage the independent registered public accounting firm in the proposed activity, the Company must obtain Audit and Corporate Governance Committee approval.

Board Recommendation on Proposal 2: Vote Required
The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2006, will be approved upon the favorable vote of the majority of the Votes Cast on the Proposal, provided that such favorable vote constitutes at least a majority of the required quorum for the Annual Meeting.

Representatives of the firm of PwC are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of PwC as the Company’s independent registered public accounting firm is not required by the Company’s By-Laws or otherwise. The Board of Directors is submitting the selection of PwC to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the Audit and Corporate Governance Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit and Corporate Governance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit and Corporate Governance Committee determines that such a change could be in the best interests of the Company and its shareholders.

THE BOARD OF THE DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING APRIL 1, 2006. THE VOTE REQUIRED TO APPROVE THIS PROPOSAL IS A MAJORITY OF THE SHARES PRESENT AND VOTING AT THE MEETING.

STOCK PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Nasdaq Electronic Components Total Return Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                    *Assume investment of $100 on April 1, 2000.

	03/00	03/01	03/02	03/03	03/04	03/05
Nasdaq Stock Market (US only)	$100.00	$40.04	$40.35	$29.62	$43.71	$43.99
Nasdaq Electronic Components Stocks	$100.00	$31.29	$33.21	$19.15	$33.40	$26.72
Supertex, Inc.	$100.00	$42.26	$71.16	$46.19	$56.23	$60.69

OTHER MATTERS

The Company knows of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

Any person who was a beneficial owner of common stock on the record date for the 2005 Annual Meeting may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2005 filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report, which will be furnished upon payment of the Company’s reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as be directed to Supertex, Inc., Attention: Investor Relations, 1235 Bordeaux Drive, Sunnyvale, California 94089.

                      BY ORDER OF THE BOARD OF DIRECTORS OF
SUPERTEX, INC.

Henry C. Pao
President & CEO

July 19, 2005
Sunnyvale, California

SUPERTEX, INC.
ANNUAL MEETING OF SHAREHOLDERS, AUGUST 19, 2005

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned shareholder of SUPERTEX, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 19, 2005, and hereby appoints Henry C. Pao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of SUPERTEX, INC., to be held on August 19, 2005, at 10:00 a.m., local time, at the principal offices of the Company, located at 1235 Bordeaux Drive, Sunnyvale, California 94089 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the opposite side.

THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 1, 2006, AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

SUCH PROXY AND ATTORNEY, OR SUBSTITUTE, SHALL BE PRESENT AND SHALL ACT AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE ALL OF THE POWERS OF SUCH PROXY AND ATTORNEY-IN-FACT HEREUNDER.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE)

            Please make your vote as indicated in this example [ X ]

1.    ELECTION OF DIRECTORS:

   Nominees:
                                    Milton Feng
W. Mark Loveless
Henry C. Pao
Elliott Schlam
Richard E. Siegel
        Instruction: If you wish to withhold authority to vote for any individual nominee,  strike a line through the nominee's name in the list above.

[   ]                      FOR all nominees (except as indicated above)
        [   ]                      WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 1, 2006:

[   ]                     FOR
[   ]                     AGAINST
[   ]                     ABSTAIN

In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

If shares are jointly held, each holder should sign. If signing for estates, trusts, corporations, or partnerships, title and capacity should be stated.

PLEASE MARK, DATE, AND SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:	Date:

Signature:	Date: